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                                                                   EXHIBIT 10.17


              SECOND AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT

      This Second Amendment ("Amendment") to the Registration Rights Agreement dated as of February 4, 2004 between Transocean Inc., a company organized under the laws of the Cayman Islands ("Transocean"), and TODCO, a Delaware corporation (the "Company"), is made and entered into as of November 19, 2004, by Transocean and the Company.

      WHEREAS, Transocean and the Company are parties to a Registration Rights Agreement dated as of February 4, 2004 (the "Agreement"); and

      WHEREAS, at the request of Transocean and Transocean Holdings Inc. and pursuant to the terms of the Agreement, the Company filed a registration statement on Form S-1 (Registration No. 333-117888) that became effective on September 15, 2004 and a registration statement on Form S-1 (Registration No. 333-119030) that became effective on September 16, 2004 covering the offering of shares of the Company's Class A Common Stock (as defined below) (collectively, the "Second Resale Registration Statement");

      WHEREAS, Transocean has notified the Company that it intends to offer to the public (the "Public Offering") additional shares of the Company's Class A Common Stock; and

      WHEREAS, pursuant to the terms of the Agreement, the Company is not obligated to file a registration statement relating to a registration request pursuant to Section 2 of the Agreement within a period of 60 calendar days after the effective date of any other registration statement of the Company demanded pursuant to such Section 2;

      WHEREAS, the Company has agreed, subject to the terms and conditions of this Amendment, to the filing of an additional registration statement covering the offering of shares of the Company's Class A Common Stock at the request of Transocean (the "Third Resale Registration Statement");

      WHEREAS, the Agreement currently provides for the payment by the Company of all Registration Expenses with respect to a registration pursuant to the Agreement; and

      WHEREAS, Transocean has agreed to pay for all Registration Expenses in connection with the Third Resale Registration Statement; and

      WHEREAS, Transocean and the Company wish to amend the Agreement to reflect such agreement;

      NOW, THEREFORE, upon the premises and based on the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Definitions. Capitalized terms used herein that are defined in the Agreement shall have their meanings as defined in the Agreement, unless otherwise defined herein.
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            2. Amendment. Section 4 of the Agreement is hereby amended and restated as follows:

                  Transocean agrees to (a) pay all Registration Expenses (except for the fees, disbursements and expenses of the Company's counsel(s) in the event the Company retains counsel other than Transocean's counsel) with respect to the registration of shares of Class A Common Stock pursuant to the Second Resale Registration Statement and (b) pay all Registration Expenses (provided that the fees, disbursements and expenses of the Company's counsel are reasonable) with respect to the registration of shares of Class A Common Stock pursuant to the Third Resale Registration Statement and any registration statement for the same offering filed pursuant to Rule 462(b) under the Securities Act at the direction of Transocean, in each case regardless of whether the Company was, or was not, obligated to file such registration statement as provided in the Agreement. The Company agrees to pay all Registration Expenses with respect to all other registrations as provided in the Agreement. All internal expenses of the Company or a Holder in connection with any offering pursuant to this Agreement, including, without limitation, the salaries and expenses of officers and employees, including in-house attorneys, shall be borne by the party incurring them. All Selling Expenses of the Holders participating in any registration pursuant to this Agreement shall be borne by such Holders pro rata based on each Holder's number of Registrable Securities included in such registration.

            3. Registration. The parties agree that the restriction in Section 2(a)(ii) of the Agreement on the Company's obligation to file a registration statement relating to a registration request pursuant to
      Section 2 of the Agreement within a period of 60 calendar days after the effective date of any other registration statement of the Company demanded pursuant to such Section 2 shall not be applicable to the Third Resale Registration Statement or any registration statement for the same offering filed pursuant to Rule 462(b) under the Securities Act at the direction of Transocean.

            4. Limited Effect. Except as amended hereby, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms as currently written.

            5. Counterparts. For the convenience of the parties, this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

            6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

            7. Construction. This Amendment shall be construed as if jointly drafted by the Company and Transocean and no rule of construction or strict interpretation shall be applied against either party. The paragraph headings contained in this Amendment are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Amendment.

                              [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the undersigned has executed this Amendment to be effective as of the date first above written.

                                    TRANSOCEAN INC.

                                    By: /s/ Eric B. Brown
                                        -----------------------------------
                                    Name:   Eric B. Brown
                                    Title:  Vice President


                                    TODCO

                                    By: /s/ Randall A. Stafford
                                        -----------------------------------
                                    Name:   Randall A. Stafford
                                    Title:  Vice President




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